SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2005

ALERIS INTERNATIONAL, INC.

(Exact name of Registrant as specified in charter)

Delaware	1-7170	75-2008280
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25825 Science Park Drive, Suite 400 Beachwood, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 910-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On March 15, 2005, Aleris International, Inc. held a public dial-in and webcast conference call with analysts and investors to review its 2004 fourth quarter and fiscal 2004 results of operations.

Exhibit 99.1 is a copy of slides furnished at and posted on Aleris’ website in connection with the presentation. The slides are being furnished pursuant to Item 7.01 and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.1 shall not be deemed to be incorporated by reference into Aleris’ filings with the Securities and Exchange Commission under the Securities Act of 1933.

The information contained in this report and such exhibit contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include statements that contain words such as “believe”, “expect”, “ anticipate”, “intend”, “estimate”, “should” and similar expressions intended to connote future events and circumstances, and include statements regarding future earnings and earnings per share, future improvements in margins, processing volumes and pricing, improvements in internal controls, future effects of derivatives accounting, anticipated continuation of strengthened U.S. and worldwide industrial activity, expected cost savings, and anticipated synergies resulting from the merger. Investors are cautioned that all forward-looking statements involve risks and uncertainties, and that actual results could differ materially from those described in the forward-looking statements. These risks and uncertainties would include, without limitation, Aleris’ ability to effectively integrate the business and operations of Commonwealth; slowdowns in automotive production in the U.S. and Europe; the financial condition of Aleris’ customers and future bankruptcies and defaults by major customers; the availability at favorable cost of aluminum scrap and other metal supplies that the company processes; the ability to enter into effective metals, natural gas and other commodity derivatives; future natural gas and other fuel costs; a weakening in industrial demand resulting from a decline in economic conditions caused by terrorist activities or other unanticipated events; future utilized capacity of the Company’s various facilities; future decreases in recycling outsourcing by primary producers; restrictions on and future levels and timing of capital expenditures; retention of major customers; the timing and amounts of collections; the future mix of product sales vs. tolling business; currency exchange fluctuations; future write-downs or impairment charges which may be required because of the occurrence of uncertainties listed above; and other risks listed in Aleris’ filings with the Securities and Exchange Commission, including but not limited to the company’s registration statement on Form S-4 filed in February 2005, the annual reports on Form 10-K for the fiscal years ended December 31, 2004 and 2003, and the quarterly reports on Form 10-Q for the quarters ended June 30, 2004 and September 30, 2004, particularly the sections entitled “Risk Factors” and “Cautionary Statements For Purposes of Forward-Looking Statements” contained therein.

ITEM 9.01 Financial Interests and Exhibits.

(c) Exhibits

99.1    Slide presentation dated March 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERIS INTERNATIONAL, INC.

Dated: March 15, 2005	/s/ Michael D. Friday
	Name:	Michael D. Friday
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Slide presentation dated March 15, 2005